UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2010

MIDNIGHT CANDLE COMPANY
(Exact name of Registrant as specified in charter)

Nevada	000-51842	20-1763307
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

79013 Bayside Court
Indio, CA	92203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(760) 772-1872

_________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 29, 2010, the Board of Directors of the Registrant approved the dismissal of Friedman, LLP, as its certifying independent registered public accountants.  On such same date, the Registrant dismissed Friedman, LLP, as its independent registered public accountants.  None of the reports of Friedman, LLP on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Friedman, LLP's report on our financial statements as of and for the year ended December 31, 2009.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Friedman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Friedman, LLP's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

On June 29, 2010, the Board of Directors of the Registrant approved the engagement of, and the Registrant did on such same date engage, Weaver & Martin, LLC, 411 Valentine, Suite 300, Kansas City, Missouri 64111, as its independent registered public accounting firm commencing June 29, 2010, for the fiscal year ended December 31, 2010.  During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with Weaver & Martin, LLC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished Friedman, LLP with a copy of the disclosures under this Item 4.01 and has requested that Friedman, LLP provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from Friedman, LLP is filed herewith.

ITEM 9.01 EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

16	Letter from Friedman, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDNIGHT CANDLE COMPANY
(Registrant)

Signature	Title	Date

/s/ Helen C. Cary	President and CEO	June 29, 2010
Helen C. Cary

/s/ Patrick Deparini	Principal Accounting Officer	June 29, 2010
Patrick Deparini

/s/ Patrick Deparini	Principal Financial Officer	June 29, 2010
Patrick Deparini